UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CAREER EDUCATION CORPORATION

(Name of Registrant as Specified In Its Charter)

Steve Bostic

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STEVE BOSTIC
70 Gruber Lane, Suite 250
St. Simons Island, Georgia 31522-2862

March __, 2005

RESTORE INVESTOR CONFIDENCE IN CAREER EDUCATION CORPORATION
VOTE THE WHITE PROXY CARD AND SUPPORT RESPONSIBLE CORPORATE GOVERNANCE REFORMS

Dear Fellow Stockholder:

I am pleased to enclose my Proxy Statement and WHITE proxy card, which enable you to support three stockholder proposals that I believe will improve corporate governance at Career Education Corporation (“CECO”). It is anticipated that these proposals will be voted on at the 2005 Annual Meeting of Stockholders of CECO (the “Annual Meeting”), which will be held May 20, 2005, at a time and place to be disclosed in CECO’s proxy statement. This Proxy Statement contains important information concerning the Annual Meeting — please read it carefully. I am the beneficial owner of 1,081,340 shares or approximately 1% of the common stock of CECO. As one of the largest individual stockholders, I believe that fundamental changes in CECO's corporate governance are necessary to maximize stockholder value.

It is my opinion that CECO has reached a critical point in its history. I believe that Enron, WorldCom and other recent corporate scandals are triggering events which have led investors, interest groups and regulators to raise to new levels the legal and credibility standards for directors as corporate overseers and stewards of invested stockholder money. I believe, however, that the management and Board of Directors at CECO have failed to meet the increasing demands and challenges of this new era and, in failing to recognize the premium the investor community now places on good governance practices, have depressed the stock price of an otherwise outstanding company.

Indeed, in the past few years there have been several studies explicitly linking good corporate governance practices to increased shareholder value. As Lawrence D. Brown and Marcus L. Caylor concluded in their recent article “Corporate Governance and Firm Performance” (available via download from http://www.issproxy.com/governance/whitepapers.jsp), “better-governed firms have higher operating performance, higher valuations, and pay out more cash to their shareholders.”

I believe that the stockholder proposals outlined below will enable the stockholders of CECO to do what management and the Board have been unwilling to do — adapt to the high governance expectations of the “post-Enron” world and restore stockholder value. It is my opinion that CECO’s anti-takeover devices—a classified board, a restriction on the stockholders’ ability to call a special meeting of the stockholders, and a stockholder rights plan (or “poison pill”)—all restrict stockholder rights and shield management and our Board of Directors from meaningful stockholder oversight.

Declassify CECO’s Board of Directors

In my opinion, a declassified board would make CECO’s directors more accountable to the stockholders by affording them the opportunity to vote on the election of each director annually, not just once every three years. I believe that only the Board’s sound business judgment and a strong and successful track record can truly promote continuity and stability. It is important that the stockholders have the ability effectively to participate in the selection of directors in order to register annually their approval or disapproval of the performance of the Board.

Empower Stockholders to Call a Special Meeting

Management and Board accountability is dependent upon the stockholders’ ability to exercise oversight in an expedient manner. Without the ability to call a special meeting, CECO’s stockholders lose important corporate governance rights, such as the ability to remove directors or initiate a stockholders’ resolution without having to wait for the next scheduled annual meeting. I believe that providing 33 1/3% of the stockholders with the ability to compel a special meeting will facilitate CECO stockholders’ ability to hold the Board of Directors and CECO’s management accountable and to engage in significantly more independent oversight of critical corporate governance issues.

Repeal CECO’s Poison Pill

I believe that CECO’s stockholder rights plan reduces the rights of stockholders. CECO’s poison pill effectively shifts voting rights away from stockholders to management on matters pertaining to the sale of the company by giving CECO’s Board of Directors the power to veto any proposed business combination, no matter how beneficial it might be for the stockholders and regardless of the level of stockholder support. Furthermore, I believe that CECO’s decision to circumvent stockholder approval when it adopted its poison pill is a direct affront to widely accepted notions of fundamental stockholder rights. Leading corporate governance organizations, including The Council of Institutional Investors and Institutional Shareholder Services, are nearly unanimous in their call for stockholder approval of all poison pills.

Historically, corporate governance groups and key institutional shareholders, such as Institutional Shareholder Services and TIAA-CREF, have supported these types of corporate governance reforms. It is my opinion that the removing the above anti-takeover devices will provide a signal to the investor community of CECO’s commitment to good governance practices and will impose the management and Board accountability necessary to ensure that a good performance record is established and maintained, thereby increasing stockholder value. I urge stockholders to support my call for improved corporate governance.

I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY.

          Thank you for your support,

             Steve Bostic

PRELIMINARY COPIES DATED MARCH 23, 2005

2005 ANNUAL MEETING OF STOCKHOLDERS
OF
CAREER EDUCATION CORPORATION

PROXY STATEMENT
OF
STEVE BOSTIC

     This Proxy Statement and the enclosed WHITE proxy card are being furnished by Steve Bostic to holders of common stock, par value $.01 per share (the “Common Stock”), of Career Education Corporation, a Delaware corporation (“CECO” or the “Company”), in connection with the solicitation of proxies for use at the 2005 annual meeting of CECO’s stockholders and at any and all adjournments or postponements thereof (the “Annual Meeting”). I anticipate the Annual Meeting will be held on or about May 20, 2005, at the time and place to be announced in the Notice of Annual Meeting of Stockholders that will be sent to stockholders by CECO. According to CECO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, on March 11, 2005, there were 102,641,406 shares of Common Stock outstanding.

     This Proxy Statement and the WHITE proxy card are first being mailed or furnished to stockholders of CECO on or about March ___, 2005.

     CECO’s principal executive offices are located at 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195.

THIS SOLICITATION IS BEING MADE BY STEVE BOSTIC AND NOT ON BEHALF OF THE BOARD OF
DIRECTORS OF CECO.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD AUTOMATICALLY REVOKES ALL PRIOR PROXY CARDS PREVIOUSLY SIGNED BY YOU WITH REGARD TO THE ISSUES THEREON.

YOU WILL RECEIVE A PROXY CARD FROM CECO REGARDING PROPOSALS NOT
ADDRESSED HEREIN BUT THAT ARE OTHERWISE ON THE AGENDA FOR THE ANNUAL
MEETING, INCLUDING THE ELECTION OF DIRECTORS AND THE RATIFICATION OF
APPOINTMENT OF INDEPENDENT AUDITORS. TO THE EXTENT STEVE BOSTIC’S PROPOSALS
ARE ADDRESSED ON CECO’S PROXY CARD, AND YOU WISH TO VOTE ON THE OTHER ITEMS
LISTED THEREON, SUBMIT THE CECO PROXY CARD AND THEREON VOTE “FOR”
MR. BOSTIC’S PROPOSALS.

     EVEN IF YOU PREVIOUSLY HAVE VOTED A PROXY CARD FURNISHED TO YOU BY CECO’S BOARD OF DIRECTORS, YOU HAVE THE LEGAL RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING WITH REGARD TO THE ISSUES THEREON.

     HOLDERS OF RECORD OF SHARES OF CECO’S COMMON STOCK AS OF THE RECORD DATE FOR VOTING AT THE ANNUAL MEETING (AS SUCH DATE IS SET FORTH IN CECO’S PROXY MATERIALS) ARE URGED TO SUBMIT A WHITE PROXY CARD EVEN IF YOUR SHARES ARE SOLD AFTER THE RECORD DATE.

     IF YOU PURCHASED SHARES OF COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH SHARES AT THE ANNUAL MEETING, YOU SHOULD OBTAIN A WHITE PROXY CARD FROM THE SELLER OF SUCH SHARES.

     IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TO ME IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WHITE PROXY CARD WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WHITE PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES. I URGE YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO ME AT THE ADDRESS INDICATED BELOW SO THAT I WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

     If you have any questions about executing your proxy or require assistance, please call:

Steve Bostic

70 Gruber Lane, Suite 250
St. Simons Island, Georgia 31522-2862
(912) 638-7373

REASONS FOR THE SOLICITATION

     I believe that fundamental changes in CECO’s corporate governance are necessary and appropriate to maximize stockholder value. I believe CECO’s anti-takeover devices—a classified board, a restriction on the stockholders’ ability to call a special meeting of the stockholders, and a stockholder rights plan (or “poison pill”)—restrict stockholder rights and unduly shield management and our Board of Directors from stockholder influence. For that reason, I have provided written notice to CECO that I plan to bring three proposals, which seek to eliminate these anti-takeover devices, before the Annual Meeting for a vote of the stockholders and to solicit proxies in support of my proposals.

     It is my opinion that the declassification of CECO’s Board of Directors, the addition of a provision allowing the stockholders to call a special meeting of the stockholders, and the termination of CECO’s stockholder rights plan will impose a level of management and board accountability that is necessary to help insure that CECO establishes and maintains a strong performance record, thereby increasing stockholder value. Although I strongly believe that adoption of the proposals contained herein will serve to maximize stockholder value, I cannot assure that the adoption of any or all of the proposals contained herein will produce the anticipated increase in stockholder value.

     I urge stockholders to support my call for improved corporate governance by voting in the following manner:

     1. “FOR” my proposal urging the Board of Directors to take all necessary steps to amend CECO’s Certificate of Incorporation to eliminate the classified board provision in the Certificate of Incorporation and to provide that all of CECO’s directors will be elected on an annual basis;

     2. “FOR” my proposal urging the Board of Directors to take all necessary steps to amend CECO’s Certificate of Incorporation to provide that stockholders holding in the aggregate 33-1/3% or more of the outstanding shares of CECO’s Common Stock shall be permitted to call a special meeting of the stockholders; and

     3. “FOR” my proposal urging the Board of Directors to take all necessary steps to terminate CECO’s Stockholder Rights Plan.

     Other than my interest as a CECO stockholder and the benefit that will inure to all CECO stockholders if CECO’s corporate governance is enhanced by the implementation of the proposals, I have no material interest in the three proposals discussed below.

PROPOSAL 1 — DECLASSIFICATION OF THE BOARD

I propose that CECO’s stockholders approve and adopt the following resolution:

RESOLVED, that the Stockholders request the Board of Directors to take all steps necessary to declassify the Board of Directors so that all directors are elected annually and that the Company’s Certificate of Incorporation and By-Laws be amended accordingly.

Reasons for the Proposal.

     Currently, CECO’s Certificate of Incorporation and By-Laws provides for a classified or staggered Board of Directors. The directors are divided into three classes, with only one class of directors elected by stockholders at each annual meeting to serve for a three-year term. A stockholder vote will be required to amend CECO’s Certificate of Incorporation to declassify the Board of Directors.

     I believe that CECO’s classified board structure is not in the best interests of stockholders because it reduces the accountability of the Board of Directors and, in my view, is an unnecessary takeover defense. The stockholders of CECO deserve the opportunity to vote on the election of each director annually, not just once every three years.

     I believe that a classified board falsely creates the image of continuity and stability by limiting stockholders’ right to change the full board when they deem it necessary. With a declassified board, I believe that only the board’s sound business judgment and a strong and successful track record can truly promote continuity and stability. While declassifying the board might enable a party to potentially acquire control of the board through a single election of directors, I believe that any concerns arising therefrom are outweighed by the benefits gained from electing all directors to the board annually. Since CECO’s Board of Directors has the responsibility, among other things, of overseeing management of CECO, it is important that the stockholders have the ability effectively to participate in the selection of directors by registering annually their approval or disapproval of the job that the directors are doing.

     If you believe, as I do, that CECO should declassify its Board of Directors and require that directors be elected annually as soon as possible, then I urge you to support my proposal to declassify the Board of Directors. If the Board of Directors takes the steps to declassify the board, the directors would hold office until the next annual meeting (expected to be the 2006 annual meeting if a special stockholder meeting is convened as herein requested), and thereafter, the entire Board of Directors will be elected at each annual meeting for a term of one year.

     CECO’s Certificate of Incorporation and By-Laws currently provide that members of the Board of Directors may be removed only for “cause” as defined under Delaware law, and only by the affirmative vote of the holders of at least 80% of the outstanding Common Stock. However, requiring that “cause” exist before stockholders can remove directors is permitted only for corporations with a classified board of directors. Thus, if the Board of Directors takes action to remove the classified board structure, then the provision of CECO’s Certificate of Incorporation and By-Laws restricting the stockholders’ ability to remove directors only for “cause” will be without effect.

I STRONGLY RECOMMEND THAT YOU VOTE “FOR” MY PROPOSAL REGARDING DECLASSIFYING THE BOARD.

PROPOSAL 2 — CALLING SPECIAL MEETING OF STOCKHOLDERS

I propose that CECO’s stockholders approve and adopt the following resolution:

RESOLVED, that the Stockholders request the Board of Directors to take all steps necessary to amend the Certificate of Incorporation and By-Laws to provide that Stockholders owning in the aggregate at least 33⅓% of the outstanding shares of the Company’s Common Stock shall be permitted to call a special meeting of the Stockholders.

     Reasons for the Proposal.

     I believe this proposal also would improve CECO’s corporate governance. Currently, the stockholders cannot call a special meeting of stockholders, as only a majority of the Board of Directors may call a special meeting. I believe it would be beneficial to CECO and its stockholders if stockholders holding in the aggregate at least 33⅓% of CECO’s outstanding shares of Common Stock also had the ability to call a special meeting of the stockholders. In terms of day-to-day governance, the stockholders lose important rights, such as the ability to remove directors or initiate a stockholders’ resolution without having to wait for the next scheduled meeting, if they are unable to compel a special meeting. I believe that providing the stockholders with the ability to compel a special meeting will allow them to act more independently and increase their ability to hold the Board of Directors and CECO’s management accountable. A stockholder vote will be required to amend CECO’s Certificate of Incorporation to allow the stockholders to call a special meeting.

I STRONGLY RECOMMEND THAT YOU VOTE “FOR” MY PROPOSAL REGARDING PROVIDING
STOCKHOLDERS HOLDING 33⅓ OR MORE OF THE COMMON STOCK WITH THE ABILITY TO
CALL A SPECIAL MEETING OF THE STOCKHOLDERS.

_________________________________________________

PROPOSAL 3 — TERMINATION OF CECO’S STOCKHOLDER RIGHTS PLAN

I propose that CECO’s stockholders approve and adopt the following resolution:

RESOLVED, that the Stockholders request the Board of Directors to terminate the Company’s Stockholder Rights Plan by amending Section 7(a) of the Rights Agreement dated as of May 28, 2002, between the Company and Computershare Investor Services, LLC (as Rights Agent) to provide that the “Final Expiration Date” described therein shall be May 28, 2005.

Reasons for the Proposal.

     In 2002, the CECO Board of Directors adopted a Stockholder Rights Plan (or poison pill) which is not due to expire until May 2012. The adoption of the poison pill was not approved by the CECO stockholders. Although stockholder approval is not required for the adoption of a poison pill, I believe that as a matter of good corporate governance, CECO should seek stockholder approval for the adoption of a poison pill. I believe this plan reduces the rights of stockholders because poison pills operate to shift voting rights away from stockholders to management on matters pertaining to the sale of the corporation. Poison pills give a target’s board of directors the power to veto any proposed business combination, no matter how beneficial it might be for the stockholders and regardless of the level of stockholder support. I believe stockholders, not management, should approve the adoption of any poison pill.

     The Council of Institutional Investors, an organization of large corporate, union, and public pension plans, calls for stockholder approval of all poison pills in its Shareholder Bill of Rights. Institutional Shareholder Services (ISS), a leading corporate governance advisor, noted in 2003 that “since investors suffer a diminution of power as a result of the adoption of anti-takeover proposals, only shareholders should have the right to give this power away.”

     In my view, the effect of a poison pill is to insulate management from a change of control by providing the Board of Directors, which, in the case of CECO, includes two members of management, with a veto over takeover bids. As a result, CECO’s poison pill could deter a takeover bid that, while in the stockholders’ best interest, would not leave the current directors in control of CECO and current management employed by CECO. I believe stockholders should not be deprived of their rights to decide what is in their own best interests.

     In addition to CECO’s Stockholder Rights Plan, CECO’s Certificate of Incorporation and By-Laws contain a number of anti-takeover measures, including the following:

     (i) the Certificate of Incorporation and the By-Laws may only be amended by the affirmative vote of the holders of more than 80% of CECO’s Common Stock;

     (ii) as long as CECO’s Board of Directors is classified, directors may only be removed for cause and only by the affirmative vote of the holders of more than 80% of CECO’s Common Stock; and

     (iii) stockholders are not permitted to act by written consent.

     Although I am not asking CECO to remove all of the anti-takeover measures listed above, I believe that the poison pill represents the greatest infringement on CECO’s stockholders’ right to determine what is in their best interests. Therefore, to ensure that management respects the rights of stockholders to participate in the decisions that govern their own rights as stockholders, I urge the Board of Directors to terminate the Stockholder Rights Plan currently in place and to require that stockholders approve any new stockholder rights plan.

I STRONGLY RECOMMEND THAT YOU VOTE “FOR” MY PROPOSAL REGARDING
TERMINATION OF CECO’S STOCKHOLDER RIGHTS PLAN.

EFFECT AND IMPLEMENTATION OF THE PROPOSALS

     Because the proposals to declassify the Board of Directors, to permit stockholders to call a special meeting, and to terminate the Stockholder Rights Plan are each only a non-binding recommendation or request to CECO’s Board of Directors, no particular vote is required to approve the proposals. However, I believe that the stockholders will approve these proposals by an overwhelming majority at the Annual Meeting, which should send a strong message to the Board of Directors to take action to implement the proposals. It is for that reason that one of the “steps” that I believe the Board of Directors should take is to call a special meeting of the stockholders within 90 days after the Annual Meeting for the stockholders to approve the required amendments to CECO’s Certificate of Incorporation and By-Laws to formally adopt the proposals to declassify the board and to allow stockholders to call a special meeting of stockholders. In light of the importance of these proposed amendments, and the positive effect that I believe their adoption will have on CECO’s corporate governance and standing, I do not believe that it is reasonable or appropriate for the Board of Directors to not take action with respect to the proposals or to delay their adoption until the May 2006 annual meeting of stockholders. The Board of Directors may on its own, without further action by the stockholders, amend the Stockholder Rights Plan to terminate it in accordance with my proposal.

YOUR VOTE IS IMPORTANT. SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED
WHITE PROXY CARD IN THE ENCLOSED ENVELOPE.

Other Matters to be Considered at the Annual Meeting

     CECO will send to you management’s proxy statement discussing, among other things, the election of directors, the ratification of the independent auditors, and any other matter that may properly come before the Annual Meeting. With the exception of the election of directors, the ratification of the auditors and the proposals contained herein, I am not aware at the present time of any other matters which are scheduled to be voted upon by stockholders at the Annual Meeting.

     I have omitted from this Proxy Statement certain disclosure that will be included in management’s proxy statement. This disclosure includes, among other things, biographical information on CECO’s director nominees, current directors and executive officers, information concerning executive compensation, information regarding CECO’s major stockholders, the reports of CECO’s Compensation and Audit Committees, an analysis of cumulative total returns on an investment in CECO common stock during the past five years, information on audit services and fees of CECO’s auditors and procedures for nominating directors for election to CECO’s Board of Directors and submitting proposals for inclusion in CECO’s proxy statement at the next annual meeting. Accordingly, reference is made to management’s proxy statement for such information and stockholders should refer to the management’s proxy statement in order to review this disclosure.

     An annual report to stockholders covering CECO’s fiscal year ended December 31, 2004, including financial statements, is required to be furnished to stockholders by CECO. Such annual report does not form any part of the material for the solicitation of proxies by Mr. Bostic.

     Mr. Bostic does not make any representation as to the accuracy or completeness of the information contained in the annual report or management’s proxy statement.

VOTING AND PROXY PROCEDURE

Proxy Information

     Only holders of record at the close of business on the record date as set by CECO are eligible to vote at the Annual Meeting.

     You will receive a proxy card from CECO regarding proposals not addressed herein but that are otherwise on the agenda for the Annual Meeting, including the election of directors and the ratification of appointment of independent auditors. To the extent Steve Bostic’s proposals are addressed on CECO’s proxy card, and you wish to vote on the other items listed thereon, submit the CECO proxy card and thereon vote “FOR” Mr. Bostic’s proposals.

     The shares of Common Stock represented by each WHITE Proxy that is properly executed and returned to Mr. Bostic will be voted at the Annual Meeting in accordance with the instructions marked thereon but if no instructions are marked thereon, the proxy will be voted “FOR” Mr. Bostic’s proposal for declassification of the Board of Directors, “FOR” Mr. Bostic’s proposal to allow the stockholders to call a special meeting, and “FOR” Mr. Bostic’s proposal to terminate the Stockholder Rights Plan.

     In executing the enclosed WHITE Proxy Card, stockholders may vote for, against or abstain from voting on any the proposals contained herein, by indicating such in the appropriate space on the enclosed WHITE Proxy Card.

     If you hold your shares in one or more brokerage firms, banks or nominees, only they can vote your shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to vote the WHITE Proxy.

Proxy Revocation

     Whether or not you plan to attend the Annual Meeting, I urge you to vote in accordance with their recommendations contained herein by signing, dating and returning the WHITE Proxy Card in the enclosed envelope. You can do this even if you have already sent a different proxy card solicited by the CECO Board of Directors. It is the later-dated proxy that is effective, and as such revokes all previously executed proxies with regard to these issues.

     Execution of a WHITE Proxy Card does not affect your right to attend the Annual Meeting and to vote in person. Any stockholder granting a proxy (including a proxy given to CECO) may revoke it at any time before it is voted by (a) submitting a new, duly executed proxy bearing a later date, (b) attending and voting at the Annual Meeting in person, or (c) at any time before a previously executed proxy is voted, giving written notice of revocation to either Mr. Bostic or CECO. Merely attending the Annual Meeting will not revoke any previous proxy which has been duly executed by you. The WHITE Proxy Card furnished to you by Mr. Bostic, if properly executed and delivered, will revoke all prior proxies with regard to these issues.

Quorum and Voting

     Management’s proxy statement is required to provide information about the number of shares of CECO stock outstanding and entitled to vote, the number of record holders thereof and the record date for the Annual Meeting, and reference is made thereto for such information. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote on matters that come before the Annual Meeting.

     The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Assuming a quorum is present, according to CECO’s By-Laws, a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to approve the proposals relating to (1) declassification of CECO’s Board, (2) stockholders calling a special meeting of stockholders, and (3) termination of CECO’s Stockholder Rights Plan. Mr. Bostic intends to deliver this Proxy Statement and to solicit proxies from CECO stockholders holding the requisite shares of Common Stock required to approve the proposals.

     Pursuant to the CECO By-Laws and Delaware law, each stockholder voting for the proposals is entitled to one vote for each share owned by such stockholder as of the record date. According to the proxy statement sent by CECO to stockholders in connection with the 2004 Annual Meeting of CECO stockholders, any abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

COST OF SOLICITATION

     Mr. Bostic will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement and the WHITE Proxy Card and the cost of soliciting proxies, and Mr. Bostic will not seek reimbursement of such costs from CECO regardless of whether Mr. Bostic’s proxy solicitation is successful. Solicitations may be made by telephone, facsimile and hand delivery messenger. Mr. Bostic will pay to banks, brokers and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy materials to their principals and in obtaining authorization for execution of proxies.

STEVE BOSTIC

IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL:

Steve Bostic

70 Gruber Lane, Suite 250
St. Simons Island, Georgia 31522-2862
(912) 638-7373

[FORM OF PROXY CARD]

PRELIMINARY COPIES

PROXY CARD

THIS PROXY IS SOLICITED BY STEVE BOSTIC
IN OPPOSITION TO THE BOARD OF DIRECTORS
OF CAREER EDUCATION CORPORATION

     The undersigned hereby appoints Steve Bostic, Edgar H. Sims, Jr., and George C. Gaskin, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of Career Education Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of CECO expected to be held on or about May 20, 2005, and at any and all adjournments or postponements thereof (the “Annual Meeting”). The undersigned hereby revokes any previous proxies with respect to these three proposals.

1.	Mr. Bostic’s Proposal Regarding Declassification of the Company’s Board of Directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Mr. Bostic’s Proposal Regarding the Ability for the Stockholders Holding 33⅓ or Greater of the Company’s Common Stock to Call a Special Meeting of the Stockholders.	☐	☐	☐

3.	Mr. Bostic’s Proposal Regarding the Termination of the Company’s Stockholder Rights Plan.	☐	☐	☐

[REVERSE]	THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1, 2 AND 3.

MR. BOSTIC RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS IN ITEMS 1, 2 AND 3 ON THE REVERSE SIDE OF THIS PROXY. TO VOTE IN ACCORDANCE WITH MR. BOSTIC’S RECOMMENDATION, JUST SIGN, DATE AND RETURN THIS PROXY; NO BOXES NEED TO BE CHECKED.

The undersigned hereby acknowledges receipt of the Proxy Statement of Steve Bostic dated March ___, 2005.

DATED:_________________________________ , 2005 Signature:_____________________________________ Signature, if held jointly: ________________________

_____________________________________________

Title or Authority:

Joint owners should each sign personally.
If signing as attorney, executor,
administrator, trustee or guardian,
please include your full title. If a
corporation, please sign in corporate
name by authorized officer. If a
partnership, please sign in partnership
name by authorized person. This proxy
votes all shares held in all capacities.